UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2010 (February 18, 2010)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-153356 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information discussed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

On February 18, 2010, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Registrant”), completed the following property acquisition:

Property Name	Date of Acquisition	Aggregate Square Feet	Approximate Purchase Price	Cap Rate (1)	% Economic Occupancy at Date of Acquisition	% Physical Occupancy at Date of Acquisition
Pleasant Hill Commons	02/18/2010	70,642	$12,375,000	7.5%	100%	96.6%

(1) Capitalization rate, or “cap rate,” is determined by dividing the property’s projected annual net operating income, as determined by our business manager during the due diligence process, by the purchase price of the property.  Net operating income includes, for these purposes, base rental income and expense reimbursements from in-place leases, net of operating expenses, and including replacement reserves and vacancy loss provisions.  A discussion of the assumptions and facts considered during the due diligence process is described below.

We, through Inland Diversified Kissimmee Pleasant Hill, L.L.C., a wholly owned subsidiary formed for this purpose, entered into a contract and simultaneously acquired a fee simple interest in a 70,642 square foot grocery-anchored retail center known as Pleasant Hill Commons, located in Kissimmee, Florida.  We purchased this property from MCP Retail, LLC, an unaffiliated third party (“MCP”), for approximately $12.4 million in cash.  We do not believe closing costs will exceed $65,000.  We funded this purchase with proceeds from our public offering.  We anticipate borrowing approximately $6.8 million, secured by the property, following closing.

The underwritten cap rate for Pleasant Hill Commons is approximately 7.5%, and is a reflection of assumptions and facts applied in the property due diligence process.  Among the items we considered were the following:

•

The property is anchored by a necessity-based tenant, Publix Super Markets, Inc. (45,600 square feet).  According to its public filings with the Securities and Exchange Commission (the “SEC”), Publix had retail sales of approximately $23.9 billion for the year ended December 27, 2008 and owned over 900 supermarkets, with over 700 locations in the State of Florida, at the end of 2008.  We believe that grocery-anchored centers will have a greater ability to withstand the negative impact of the current economic slowdown than other property types.

•

The Publix lease does not expire until July 2028.

•

Other tenants of Pleasant Hill Commons include Tijuana Flats, Subway, Jackson Hewitt, Metro PCS, Pizza Hut, BonWorth and Fantastic Sams.

•

The property was constructed in 2008.

•

The property is located within approximately fifteen miles of Walt Disney World and Universal Studios Florida®.  In addition, a 425-acre assisted living facility for senior citizens is located adjacent to the center.  This facility provides its 1,000 residents with golf cart and automobile access to Pleasant Hill Commons.

As of February 9, 2010, Pleasant Hill Commons was 100% leased to nineteen tenants, although the actual physical occupancy was 96.6%.  The difference is due to the fact that two of the leased tenants, which have signed leases through April 2014, are not currently occupying their spaces.  The weighted-average remaining lease term for the tenants occupying the property as of February 9, 2010 is approximately fourteen years.  Each tenant is required to pay its proportionate share of real estate taxes, insurance and common area maintenance, or “CAM,” costs, although the lease with Publix only requires it to pay these expenses up to a certain amount.

As of February 9, 2010, Publix leased 45,600 square feet, or 64.6% of the total gross leasable area of this property, paying an annual base rent of approximately $456,000 under a lease that expires in July 2028.  Under the terms of the lease, Publix has seven five-year options to renew through 2063.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at Pleasant Hill Commons.  The table shows the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	–	–	–	–
2011	1	1,200	36,000	3%
2012	1	1,200	24,504	3%
2013	7	10,551	297,455	25%
2014	6	6,950	191,160	16%
2015	–	–	–	–
2016	–	–	–	–
2017	–	–	–	–
2018	2	3,301	97,378	8%
2019	–	–	–	–

The table below sets forth certain historical information with respect to the occupancy rate at Pleasant Hill Commons expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31*	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	98.3%	$16.37
2008	85.9%	$14.56

*The first year of occupancy was 2008.

We believe that Pleasant Hill Commons is suitable for its intended purpose and adequately covered by insurance.  We do not intend to make significant renovations or improvements to the property.

There are two competitive shopping centers located within approximately six miles of Pleasant Hill Commons.

Real estate taxes paid for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) were approximately $159,000.  The amount of real estate taxes paid was calculated by multiplying Pleasant Hill Commons’ assessed value by a tax rate of 0.016%.  For federal income tax purposes, the depreciable basis in this property will be approximately $8.8 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Certain of the acquisition agreements are being filed as Exhibits 10.1, 10.2 and 10.3 hereto, each of which is incorporated into this Item 2.01 disclosure by reference.

Item

8.01

Other Events.

Potential Investments in Real Estate Assets

We are evaluating the purchase of the following properties.  The decision to acquire each of the following properties will generally depend upon a number of factors, including satisfaction of the conditions to the acquisition contained in the purchase contract and the receipt of satisfactory due diligence information including appraisal, environmental reports and lease information.  In each case, we may decide not to proceed with the acquisition.

Draper Crossing.  We are evaluating the purchase of a fee simple interest in a 166,845 square foot grocery-anchored retail center known as Draper Crossing – Phase I, located in Draper, Utah.  Inland Real Estate Acquisitions, Inc. (“IREA”) has entered into an agreement to acquire the property from Boyer Company, an unaffiliated third party (“Boyer”), for approximately $24.0 million.  We do not believe closing costs will exceed $75,000.  If we decide to acquire this property, IREA will assign the contract rights to acquire the property to us or one of our subsidiaries.  Until that time, we have no obligation under the contract between IREA and Boyer.  If we acquire the property, we will fund approximately $9.2 million of the purchase price with proceeds from our public offering, and we will assume a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $14.8 million.  This loan bears interest at a fixed rate equal to 7.33% per annum, amortizing over thirty years, and will require us to make payments of principal and interest on a monthly basis through maturity on December 1, 2011.  The loan may be pre-paid without penalty after September 1, 2011.

Among the items we are considering in determining to pursue acquiring this property include, but are not limited to, the following:

•

The property is anchored by a necessity-based tenant, Smith’s Food & Drug (60,268 square feet), which is a wholly owned subsidiary of The Kroger Company.  According to its public SEC filings, Kroger had total sales of approximately $76 billion for the year ended January 31, 2009 and owned 2,481 supermarkets and multi-department stores in thirty-one states.

•

Other tenants of the property include TJ Maxx, Quizno’s, Allstate Insurance, JPMorgan Chase Bank and Pizza Hut.

•

The property is located approximately twenty miles south of Salt Lake City, in what we believe is one of the Salt Lake Valley’s largest and fastest-growing east-side retail corridors, with historical barriers to excessive development.

As of February 1, 2010, Draper Crossing was 99.1% leased to twenty-seven tenants.  The weighted-average remaining lease term for the tenants occupying the property as of February 1, 2010 was approximately five years.  Each tenant is required to pay its proportionate share of real estate taxes, insurance and CAM costs.

As of February 1, 2010, major tenants of the property included Smith’s Food & Drug, TJ Maxx and Downeast Home Furnishings.  Smith’s leased 60,268 square feet, or 36.1% of the total gross leasable area of this property as of February 1, 2010, paying an annual base rent of approximately $777,000 under a lease that expires in January 2018.  Under the terms of the lease, Smith’s has six five-year options to renew through January 2048.  TJ Maxx leased 28,000 square feet, or 16.8% of the total gross leasable area of this property as of February 1, 2010, paying an annual base rent of approximately $336,000 under a lease that expires in April 2013.  Under the terms of the lease, TJ Maxx has two five-year options to renew through April 2023.  Downeast Home Furnishings leased 16,749 square feet, or 10.0% of the total gross leasable area of this property as of February 1, 2010, paying an annual base rent of approximately $208,000 under a lease that expires in October 2012.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at Draper Crossing.  The table shows the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	3	4,340	71,056	3%
2011	7	16,207	297,733	12%
2012	1	16,749	207,996	9%
2013	8	51,486	689,284	29%
2014	2	2,568	42,184	2%
2015	1	3,240	88,000	4%
2016	–	–	–	–
2017	–	–	–	–
2018	3	66,163	918,962	38%
2019	1	1,583	28,494	1%

The table below sets forth certain historical information with respect to the occupancy rate at Draper Crossing expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	99.1%	$14.53
2008	98.1%	$14.47
2007	99.1%	$13.48
2006	100.0%	$13.21
2005	100.0%	$14.00

We believe that Draper Crossing is suitable for its intended purpose and adequately covered by insurance. If we decide to acquire the property, we do not intend to make significant renovations or improvements to the property. There are two competitive shopping centers located within approximately two miles of Draper Crossing.

Real estate taxes paid for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) were approximately $298,000.  The amount of real estate taxes paid was calculated by multiplying Draper Crossing’s assessed value by a tax rate of 0.013%.  For federal income tax purposes, the depreciable basis in this property will be approximately $15.5 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Haines City Shopping Center.  We are evaluating the purchase of a fee simple interest in a 124,958 square foot grocery-anchored retail center known as Haines City Shopping Center, located in Haines City, Florida.  IREA has entered into an agreement to acquire the property from Haines City CPDC, LLC, Haines City OP CPDC, LLC and Florida OP CPDC, LLC, each an unaffiliated third party (collectively, the “Haines Sellers”), for approximately $9.5 million.  We do not believe closing costs will exceed $75,000.  However, we will only be required to pay approximately $8.1 million at closing, as vacant spaces totaling 18,485 square feet would be subject to earnout closings aggregating $1.4 million.  We will not be required to pay the earnouts on these vacant spaces unless the spaces are leased pursuant to the leasing parameters set forth in the purchase agreement within eighteen months of closing.

If we decide to acquire this property, IREA will assign the contract rights to acquire the property to us or one of our subsidiaries.  Until that time, we have no obligation under the contract between IREA and the Haines Sellers.  If we acquire the property, we will fund approximately $1.1 million of the purchase price with proceeds from our public offering and will assume a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $7.0 million.  This loan bears interest at a fixed rate equal to 5.325% per annum, amortizing over thirty years, and will require us to make payments of principal and interest on a monthly basis through maturity on August 1, 2015.

Among the items we are considering in determining to pursue acquiring this property include, but are not limited to, the following:

•

The property is anchored by a necessity-based tenant, Publix Super Markets, Inc. (44,271 square feet).

•

The property is located just off the intersection of US Highway 27 and US Highway 17-92, the major intersection in Haines City.

•

Other tenants of Haines City Shopping Center include Beall’s, Dollar General, Enterprise Rent-a-Car, Radio Shack and Burger King on a ground lease.

•

The property was remodeled in 2003.

As of January 28, 2010, Haines City Shopping Center was leased to eighteen tenants, and was 85.2% occupied.  Vacant spaces totaling 18,485 square feet are subject to earnout closings, which means that we will not pay for these vacant spaces unless the spaces are leased and rent-producing within eighteen months of closing.  The weighted-average remaining lease term for the tenants occupying the property as of January 28, 2010 was approximately eight years.  Each tenant is required to pay its proportionate share of real estate taxes, insurance and CAM costs.

As of January 28, 2010, major tenants of the property included Publix and Beall’s.  Publix leased 44,271 square feet, or 35.4% of the total gross leasable area of this property as of January 28, 2010, paying an annual base rent of approximately $354,000 under a lease that expires in January 2024.  Under the terms of the lease, Publix has seven five-year options to renew through January 2059.  Beall’s leased 16,757 square feet, or 13.4% of the total gross leasable area of this property as of January 28, 2010, paying an annual base rent of approximately $45,000 under a lease that expires in April 2013.  Under the terms of the lease, Beall’s has two five-year options to renew through April 2023.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at Haines City Shopping Center.  The table shows the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	3	5,373	61,088	6%
2011	–	–	–	–
2012	3	3,465	52,325	6%
2013	4	21,015	124,394	13%
2014	4	10,574	109,661	11%
2015	1	11,200	66,416	7%
2016	1	11,000	53,130	5%
2017	1	2,400	76,800	8%
2018	–	–	–	–
2019	–	–	–	–

The table below sets forth certain historical information with respect to the occupancy rate at Haines City Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	87.5%	$8.63
2008	89.1%	$8.77
2007	86.5%	$8.67
2006	89.0%	$7.94
2005	93.0%	$7.88

We believe that Haines City Shopping Center is suitable for its intended purpose and adequately covered by insurance. If we decide to acquire the property, we do not intend to make significant renovations or improvements to the property. There are three competitive shopping centers located within approximately five miles of Haines City Shopping Center.

Real estate taxes paid for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) were approximately $168,000.  The amount of real estate taxes paid was calculated by multiplying Haines City Shopping Center’s assessed value by a tax rate of 0.022%.  For federal income tax purposes, the depreciable basis in this property will be approximately

$6.6 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Polo Grounds Shopping Center.  We are evaluating the purchase of a fee simple interest in a 129,826 square foot grocery-anchored retail center known as Polo Grounds Shopping Center, located in West Palm Beach, Florida.  IREA has entered into an agreement to acquire the property from West Palm Beach, Fla., CPDC Ltd., an unaffiliated third party (the “Polo Seller”), for approximately $13.0 million in cash.  We do not believe closing costs will exceed $75,000.  However, we will only be required to pay approximately $11.4 million at closing, as vacant spaces totaling 12,455 square feet are subject to earnout closings aggregating $1.7 million.  We will not be required to pay the earnouts on these vacant spaces unless the spaces are leased pursuant to the leasing parameters set forth in the purchase agreement within eighteen months of closing.  If we decide to acquire this property, IREA will assign the contract rights to acquire the property to us or one of our subsidiaries.  Until that time, we have no obligation under the contract between IREA and the Polo Seller.  If we acquire the property, we will fund the purchase with proceeds from our public offering.  We also may borrow monies secured by the property, either concurrently at closing or at some point in the future.

Among the items we are considering in determining to pursue acquiring this property include, but are not limited to, the following:

•

The property is anchored by a necessity-based tenant, Publix Super Markets, Inc. (45,600 square feet).

•

The property is located just south of the Palm Beach International Airport.

•

Other tenants of Polo Grounds Shopping Center include Beall’s, Dollar Store, the U.S. Postal Service and JPMorgan Chase.

•

The property was redeveloped in 2007.

As of January 28, 2010, Polo Grounds Shopping Center was leased to nineteen tenants, and was 90.4% occupied.  Vacant spaces totaling 12,455 square feet are subject to earnout closings, which means that we will not pay for these vacant spaces unless the spaces are leased and rent-producing within eighteen months of closing.  The weighted-average remaining lease term for the tenants occupying the property as of January 28, 2010 was approximately eleven years.  Each tenant is required to pay its proportionate share of real estate taxes, insurance and CAM costs.

As of January 28, 2010, major tenants of the property included Publix, the U.S. Postal Service and Beall’s.  Publix leased 45,600 square feet, or 35.1% of the total gross leasable area of this property as of January 28, 2010, paying an annual base rent of approximately $593,000 under a lease that expires in August 2027.  Under the terms of the lease, Publix has six five-year options to renew through October 2057.  The U.S. Postal Service leased 20,156 square feet, or 15.5% of the total gross leasable area of this property as of January 28, 2010, paying an annual base rent of approximately $134,000 under a lease that expires in December 2024, with no renewal options.  Beall’s leased 13,750 square feet, or 10.6% of the total gross leasable area of this property as of January 28, 2010, paying an annual base rent of approximately $78,000 under a lease that expires in April 2010.  Under the terms of the lease, Beall’s has one three-year option to renew through April 2013.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at Polo Grounds Shopping Center.  The table shows the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	3	16,590	125,158	8%
2011	–	–	–	–
2012	1	1,000	31,800	3%
2013	3	4,850	105,138	7%
2014	8	22,604	307,031	21%
2015	–	–	–	–
2016	–	–	–	–
2017	–	–	–	–
2018	2	5,750	94,340	6%
2019	–	–	–	–

The table below sets forth certain historical information with respect to the occupancy rate at Polo Grounds Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	90.1%	$13.41
2008	87.3%	$12.23
2007	83.8%	$11.87
2006	77.7%	$6.19
2005	80.0%	$6.20

We believe that Polo Grounds Shopping Center is suitable for its intended purpose and adequately covered by insurance. If we decide to acquire the property, we do not intend to make significant renovations or improvements to the property. There are three competitive shopping centers located within approximately five miles of Polo Grounds Shopping Center.

Real estate taxes paid for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) were approximately $336,000.  The amount of real estate taxes paid was calculated by multiplying Polo Grounds Shopping Center’s assessed value by a tax rate of 0.019%.  For federal income tax purposes, the depreciable basis in this property will be approximately $9.1 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Publix Shopping Center.  We are evaluating the purchase of a fee simple interest in a 78,820 square foot grocery-anchored retail center known as the Publix Shopping Center located in St. Cloud, Florida.  IREA has entered into an agreement to acquire the property from St. Cloud-192, LLC, an unaffiliated third party (the “Publix Seller”), for approximately $9.4 million in cash.  We do not believe closing costs will exceed $75,000.  If we decide to acquire this property, IREA will assign the contract rights to acquire the property to us or one of our subsidiaries.  Until that time, we have no obligation under the contract between IREA and the Publix Seller.  If we acquire the property, we will fund approximately $2.0 million of the purchase price with proceeds from our public offering and will assume a loan secured by a first mortgage on the property, with a remaining principal balance of approximately $7.4 million.  This loan bears interest at a fixed rate equal to 5.90% per annum, amortizing over thirty years, and will require us to make payments of principal and interest on a monthly basis through maturity on May 1, 2014.

Among the items we are considering in determining to pursue acquiring this property include, but are not limited to, the following:

•

The property is anchored by a necessity-based tenant, Publix Super Markets, Inc. (54,379 square feet).

•

The property is located directly across from a Wal-Mart Supercenter and a Home Depot.

•

The property was constructed in 2003.

As of January 28, 2010, the Publix Shopping Center was 98.5% leased to fifteen tenants.  The weighted-average remaining lease term for the tenants occupying the property as of January 28, 2010 was approximately eleven years.  Each tenant is required to pay its proportionate share of real estate taxes, insurance and CAM costs.

As of January 28, 2010, Publix leased 54,379 square feet, or 69.0% of the total gross leasable area of this property, paying an annual base rent of approximately $536,000 under a lease that expires in December 2023.  Under the terms of the lease, Publix has seven five-year options to renew through October 2058.

The following table lists, on an aggregate basis, all of the scheduled lease expirations over each of the years ending December 31, 2010 through 2019 at the Publix Shopping Center.  The table shows the approximate rentable square feet represented by the applicable lease expirations.

Year Ending December 31	Number of Leases Expiring	Approx. Gross Leasable Area of Expiring Leases (Sq. Ft.)	Total Annual Base Rental Income of Expiring Leases ($)	% of Total Annual Base Rental Income Represented by Expiring Leases

2010	–	–	–	–
2011	2	2,400	47,472	5%
2012	1	1,200	25,800	3%
2013	7	10,110	222,423	22%
2014	4	9,531	171,921	17%
2015	–	–	–	–
2016	–	–	–	–
2017	–	–	–	–
2018	–	–	–	–
2019	–	–	–	–

The table below sets forth certain historical information with respect to the occupancy rate at the Publix Shopping Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

Year Ending December 31	Occupancy Rate as of December 31	Average Effective Annual Rental Per Square Foot
2009	98.5%	$12.43
2008	98.5%	$12.80
2007	98.5%	$12.64
2006	98.5%	$12.51
2005	100.0%	$12.45

We believe that the Publix Shopping Center is suitable for its intended purpose and adequately covered by insurance. If we decide to acquire the property, we do not intend to make significant renovations or improvements to the property. There are three competitive shopping centers located within approximately five miles of the Publix Shopping Center.

Real estate taxes paid for the fiscal year ended December 31, 2009 (the most recent tax year for which information is generally available) were approximately $180,000.  The amount of real estate taxes paid was calculated by multiplying the Publix Shopping Center’s assessed value by a tax rate of 0.019%.  For federal income tax purposes, the depreciable basis in this property will be approximately $6.6 million.  We will calculate depreciation expense for federal income tax purposes by using the straight-line method.  For federal income tax purposes, we depreciate buildings and land improvements based upon estimated useful lives of 40 and 20 years, respectively.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for Pleasant Hill Commons will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one (71) days after the date on which this initial report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for Pleasant Hill Commons will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one (71) days after the date on which this initial report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1	Purchase and Sale Agreement (re: Pleasant Hill Commons), by and between Inland Real Estate Acquisitions, Inc. and MCP Retail, LLC, dated December 21, 2009, as amended

10.2	Assignment, dated February 18, 2010, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Kissimmee Pleasant Hill, L.L.C.

10.3	Assignment and Assumption of Lease, dated February 18, 2010, by and between MCP Retail, LLC and Inland Diversified Kissimmee Pleasant Hill, L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	February 24, 2010	By:	/s/ Barry L. Lazarus
		Name:	Barry L. Lazarus
		Title	President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement (re: Pleasant Hill Commons), by and between Inland Real Estate Acquisitions, Inc. and MCP Retail, LLC, dated December 21, 2009, as amended

10.2	Assignment, dated February 18, 2010, by Inland Real Estate Acquisitions, Inc. to and for the benefit of Inland Diversified Kissimmee Pleasant Hill, L.L.C.

10.3	Assignment and Assumption of Lease, dated February 18, 2010, by and between MCP Retail, LLC and Inland Diversified Kissimmee Pleasant Hill, L.L.C.